EXHIBIT  32

                      CERTIFICATION PURSUANT TO 18 U.S.C.  SECTION 1350,
                        AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

The undersigned, Gary D. Lewis, Chairman of American Development & Investment Fund, Inc. (the Company), DO HEREBY CERTIFY, that:

1.           The Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (the Report), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 13th of November, 2009.

   /s/ Gary D. Lewis
By ..........................
  Gary D. Lewis,
                                                                                 Chairman

     A signed original of this written statement required by Section 906 has been provided to American Development & Investment Fund, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.